Filed pursuant to Rule 433
Registration Statement 333-137902
Dated March 13, 2008

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ELEMENTS Products - Current Offerings
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ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 01

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ELEMENTS Products - Current Offerings
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 02

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ELEMENTS Products - Current Offerings
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 03

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ELEMENTS Products - Current Offerings
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 04

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ELEMENTS Products - Current Offerings
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 05

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ELEMENTS(SM) Linked to the Australian Dollar/U.S. Dollar Exchange Rate (ADE)
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ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 06

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ELEMENTS(SM) Linked to the Australian Dollar/U.S. Dollar Exchange Rate (ADE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 07

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ELEMENTS(SM) Linked to the Australian Dollar/U.S. Dollar Exchange Rate (ADE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

*With short sales, an investor risks paying more for a security than the amount one received from its sale.

Market Data
*Source: Bloomberg. The "closing price" is the closing market trading price.

                                                                        slide 08

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ELEMENTS(SM) Linked to the Australian Dollar/U.S. Dollar Exchange Rate (ADE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market measure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 09

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ELEMENTS(SM) Linked to the Australian Dollar/U.S. Dollar Exchange Rate (ADE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 10

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ELEMENTS(SM) Linked to the Australian Dollar/U.S. Dollar Exchange Rate (ADE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 11

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ELEMENTS(SM) Linked to the Canadian Dollar/U.S. Dollar Exchange Rate (CUD)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 12

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ELEMENTS(SM) Linked to the Canadian Dollar/U.S. Dollar Exchange Rate (CUD)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 13

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ELEMENTS(SM) Linked to the Canadian Dollar/U.S. Dollar Exchange Rate (CUD)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 14

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ELEMENTS(SM) Linked to the U.S. Dollar/Canadian Dollar Exchange Rate (CUD)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market measure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 15

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ELEMENTS(SM) Linked to the Canadian Dollar/U.S. Dollar Exchange Rate (CUD)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying assets. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 16

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ELEMENTS(SM) Linked to the Canadian Dollar/U.S. Dollar Exchange Rate (CUD)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 17

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ELEMENTS(SM) Linked to the Swiss Franc/U.S. Dollar Exchange Rate (SZE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 18

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ELEMENTS(SM) Linked to the Swiss Franc/U.S. Dollar Exchange Rate (SZE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific market index.. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 19

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ELEMENTS(SM) Linked to the Swiss Franc/U.S. Dollar Exchange Rate (SZE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 20

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ELEMENTS(SM) Linked to the U.S. Dollar/Swiss Franc Exchange Rate (SZE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market measure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slide 21

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ELEMENTS(SM) Linked to the U.S. Dollar/Swiss Franc Exchange Rate (SZE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market measure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 22

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ELEMENTS(SM) Linked to the Swiss Franc/U.S. Dollar Exchange Rate (SZE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 23

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ELEMENTS(SM) Linked to the Swiss Franc/U.S. Dollar Exchange Rate (SZE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 24

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ELEMENTS(SM) Linked to the Euro/U.S. Dollar Exchange Rate (ERE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 25

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ELEMENTS(SM) Linked to the Euro/U.S. Dollar Exchange Rate (ERE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 26

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ELEMENTS(SM) Linked to the Euro/U.S. Dollar Exchange Rate (ERE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 27

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ELEMENTS(SM) Linked to the Euro/U.S. Dollar Exchange Rate (ERE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market meaasure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 28

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ELEMENTS(SM) Linked to the Euro/U.S. Dollar Exchange Rate (ERE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market meaasure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 29

--------------------------------------------------------------------------------
ELEMENTS(SM) Linked to the Euro/U.S. Dollar Exchange Rate (ERE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 30

--------------------------------------------------------------------------------
ELEMENTS(SM) Linked to the Euro/U.S. Dollar Exchange Rate (ERE)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 31

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ELEMENTS(SM) Linked to the British Pound/U.S. Dollar Exchange Rate (EGB)
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ELEMENTS are exchange-traded notes designed to track the return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 32

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ELEMENTS(SM) Linked to the British Pound/U.S. Dollar Exchange Rate (EGB)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific market index. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 33

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ELEMENTS(SM) Linked to the British Pound/U.S. Dollar Exchange Rate (EGB)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 34

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ELEMENTS(SM) Linked to the British Pound/U.S. Dollar Exchange Rate (EGB)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 35

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ELEMENTS(SM) Linked to the British Pound/U.S. Dollar Exchange Rate (EGB)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market measure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 36

--------------------------------------------------------------------------------
ELEMENTS(SM) Linked to the British Pound/U.S. Dollar Exchange Rate (EGB)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 37

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ELEMENTS(SM) Linked to the British Pound/U.S. Dollar Exchange Rate (EGB)
--------------------------------------------------------------------------------

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying asset. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 38

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ELEMENTS(SM) Linked to the Morningstar(r) Wide Moat Focus(SM) Total Return Index
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ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market measure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 39

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ELEMENTS(SM) - "Dogs of the Dow" Linked to the Dow Jones High Yield Selected 10
Total Return Index(SM)
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ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market measure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

                                                                        slice 40